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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2002
                                                         ----------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                  333-56865                11-2735914
          ----------                  ---------                ----------

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                    08401
-----------------------------                             ----------

(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                   1-09029                 11-2739203
          ----------                  ---------                ----------

(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                    08401
-----------------------------                             ----------

(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                 33-68038-01               22-2608426
          ----------                 -----------               ----------

(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                   08401
-----------------------------                             ---------

(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

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Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated January 16, 2002, filed by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1              News Release of Trump Hotels & Casino Resorts, Inc., dated
                  January 16, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRUMP'S CASTLE HOTEL & CASINO, INC.


Date: January 16, 2002            By: /s/ JOHN P. BURKE
                                     ------------------------------------------
                                  Name:    John P. Burke
                                  Title:   Vice President and Treasurer

                                  TRUMP'S CASTLE FUNDING, INC.


Date: January 16, 2002            By: /s/ JOHN P. BURKE
                                      -----------------------------------------
                                  Name:    John P. Burke
                                  Title:   Vice President and Treasurer


                                  TRUMP'S CASTLE ASSOCIATES, L.P.
                                  By: Trump's Castle Hotel & Casino, Inc., Its General Partner

Date: January 16, 2002            By: /s/ JOHN P. BURKE
                                     ------------------------------------------
                                  Name:    John P. Burke
                                  Title:   Vice President and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.        Description                                          Page No.
-----------        -----------                                          --------

99.1 News Release of Trump Hotels & Casino Resorts, Inc., dated January 16, 2002.